INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current tax provision:
Federal	$ 823	$ 38	$ (19)
State	227	0	0
Total current tax provision (benefit)	1,050	38	(19)
Deferred tax provision:
Federal	526	2,217	(355)
State	227	567	(11)
Total deferred tax provision (benefit)	753	2,784	(366)
Net income tax provision (benefit)	$ 1,803	$ 2,822	$ (385)